                                                                     EXHIBIT 4.3

             [LOGO OF PHYSICIAN SUPPORT SYSTEMS INC. APPEARS HERE]

[SEAL APPEARS HERE]     PHYSICIAN SUPPORT SYSTEMS, INC.    [SEAL APPEARS HERE]
INCORPORATED UNDER THE                                      CUSIP 71940V 10 5
 LAWS OF THE STATE OF
       DELAWARE
                                                            SEE REVERSE FOR
THIS CERTIFIES THAT                                        CERTAIN DEFINITIONS



IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001, OF
---------------------                                   -----------------------
---------------------  PHYSICIAN SUPPORT SYSTEMS, INC.  -----------------------
---------------------                                   -----------------------
(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.
     Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated

    [SIGNATURE APPEARS HERE]                       [SIGNATURE APPEARS HERE]
                TREASURER                                           PRESIDENT
                              [SEAL APPEARS HERE]



COUNTERSIGNED
                             THE BANK OF NEW YORK
                                NEW YORK, N.Y.                    TRANSFER AGENT

BY
                                                        [SIGNATURE APPEARS HERE]
                                                            AUTHORIZED SIGNATURE

             [LOGO OF PHYSICIAN SUPPORT SYSTEMS INC. APPEARS HERE]

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be contrued as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                 UNIF GIFT MIN ACT --          CUSTODIAN
TEN ENT -- as tenants by the entireties                             ----------         ----------
JT TEN  -- as joint tenants with right of                             (Cust)             (Minor)
           survivorship and not as tenants                          under Uniform Gifts to Minors
           in common                                                Act
                                                                       -----------
                                                                         (State)

    Additional abbreviations may also be used though not in the above list

     For value received,          hereby sell, assign and transfer unto
                        ----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------


  --------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  ------------------------------------------------------------------Attorney
  to transfer the said stock on the books of the within named Corporation with named Corporation with full power of substitution in the premises.
  Dated
       ------------------------------

                        ----------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

---------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS, WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.